Exhibit 32.1

                                  CERTIFICATION
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Francis A. Rebello, certify to the best of my knowledge based upon a review of the Quarterly Report on Form 10-Q of H & H Imports, Inc. for the quarter ended November 30, 2008 (the "Form 10-Q"), that the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of H & H Imports, Inc. for the period covered by the Form 10-Q.


Date: January 5, 2009                   By: /s/ Francis A. Rebello
                                            ----------------------
                                        Francis A. Rebello, President
                                        (Principal Executive and Financial
                                        and Accounting Officer)